GLOBAL X FUNDS
(THE "TRUST")

Global X Dow 30® Covered Call ETF (DJIA) (the "Fund")

SUPPLEMENT DATED SEPTEMBER 2, 2022
TO THE SUMMARY PROSPECTUS, DATED FEBRUARY 9, 2022, AND THE STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED FEBRUARY 6, 2022, FOR THE FUND, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund's Summary Prospectus, Statutory Prospectus and SAI, as applicable.

1.Effective immediately for the Fund, Sandy Lu is added as a portfolio manager of the Fund and John Belanger is removed as a portfolio manager of the Fund. All references to John Belanger as a portfolio manager of the Fund in the Fund's Summary Prospectus, Statutory Prospectus and SAI are hereby removed.

a) Effective immediately, the section of the Fund's Summary Prospectus and Statutory Prospectus entitled "FUND MANAGEMENT-Portfolio Managers" is hereby deleted in its entirety and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception. Mr. Lu has been a Portfolio Manager of the Fund since September 2022.

b) Effective immediately, the section of the Fund's Statutory Prospectus entitled "FUND MANAGEMENT-Portfolio Management" is hereby revised as follows to replace the first paragraph with the paragraph set forth below:

The Portfolio Managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Nam To, Wayne Xie, Kimberly Chan, Vanessa Yang and Sandy Lu.

c) Effective immediately, the section of the Fund's Statutory Prospectus entitled "FUND MANAGEMENT-Portfolio Management" is hereby revised to include the following:

Sandy Lu: Sandy Lu, CFA, Portfolio Manager, joined the Adviser in September 2021. Previously, Mr. Lu worked at PGIM Fixed Income from 2014 to 2021, where he led the portfolio analyst team covering Emerging Markets Debt. He began his career in 2010 as an Investment Analyst at Lincoln Financial Group. Mr. Lu graduated with a B.S. in Economics from the Wharton School of the University of Pennsylvania. He earned his CFA designation in September 2015, and holds the Series 3 license.

d) Effective immediately, the first sentence in the section entitled “MANAGEMENT OF THE TRUST – PORTFOLIO MANAGERS” in the Fund's SAI is hereby revised as follows:

PORTFOLIO MANAGERS
The portfolio managers Nam To, Wayne Xie, Kimberly Chan, Vanessa Yang and Sandy Lu are employees of the Adviser.

e) Effective immediately, the following row is added to the table in the section entitled “MANAGEMENT OF THE TRUST – PORTFOLIO MANAGERS-Other Accounts Managed by Portfolio Managers” in the Fund's SAI:

Mr. Lu was responsible for the management of the following accounts as of August 31, 2022:

Sandy Lu	Registered investment companies	93	$38,514,587,694	0	$0.00
	Other pooled investment vehicles	25	$276,125,326	0	$0.00
	Other accounts	0	$0.00	0	$0.00

f) Effective immediately, the following row is added to the table in the section entitled “MANAGEMENT OF THE TRUST – PORTFOLIO MANAGERS-Disclosure of Securities Ownership” in the Fund's SAI:

Disclosure of Securities Ownership

Listed below for Mr. Lu is a dollar range of securities beneficially owned in the Fund as of August 31, 2022:

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities In Fund
Sandy Lu	Global X Dow 30® Covered Call ETF	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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